                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Frank M. Boccio                                        5/9/2005
----------------------------                          ------------------------
      Frank M. Boccio                                           Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Michael G. Gallo                                         5/9/05
----------------------------                          ------------------------
      Michael G. Gallo                                          Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Solomon Goldfinger                                      5/12/05
----------------------------                          ------------------------
      Solomon Goldfinger                                        Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Phillip J. Hildebrand                                    5/9/05
----------------------------                          ------------------------
      Phillip J. Hildebrand                                     Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Theodore A. Mathas                                      5/10/05
----------------------------                          ------------------------
      Theodore A. Mathas                                        Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ John R. Meyer                                           5/12/05
----------------------------                          ------------------------
      John R. Meyer                                             Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Paul Morris                                              5/7/05
----------------------------                          ------------------------
      Paul Morris                                               Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Anne F. Pollack                                          5/6/05
----------------------------                          ------------------------
      Anne F. Pollack                                           Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Robert D. Rock                                           5/9/05
----------------------------                          ------------------------
      Robert D. Rock                                            Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Frederick J. Sievert                                     5/5/05
----------------------------                          ------------------------
      Frederick J. Sievert                                      Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Seymour Sternberg                                        5/3/05
----------------------------                          ------------------------
      Seymour Sternberg                                         Date

                               POWER OF ATTORNEY







        I, the undersigned Vice President and Controller of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Angelo J. Scialabba                                      5/3/05
----------------------------                          ------------------------
      Angelo J. Scialabba                                       Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Scott L. Berlin, Karen E. Dann, Mario
W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Michael E. Sproule                                       5/5/05
----------------------------                          ------------------------
      Michael E. Sproule                                        Date

                               POWER OF ATTORNEY







        I, the undersigned director of New York Life Insurance and Annuity Corporation ("NYLIAC"), hereby constitute Karen E. Dann, Mario W. Lazzaro, Jr., Robert J. Hebron, Edward P. Linder, Catherine A. Marrion and Corey B. Multer, and each of them individually, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name, registration statements to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940, and any and all amendments thereto, with respect to any variable life insurance policies or variable annuity contracts issued by NYLIAC and related units in NYLIAC separate accounts.


        Witness my hand on the date set forth below.






  /s/ Scott L. Berlin                                          7/7/05
----------------------------                          ------------------------
      Scott L. Berlin                                           Date